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                                                                    EXHIBIT 10.5

                                                                 A48-St. Francis

                    ASSIGNMENT AND ASSUMPTION OF AGREEMENTS

     This ASSIGNMENT AND ASSUMPTION OF AGREEMENTS ("Assignment"), is made as of the 31st day of December, 1997 ("Effective Date"), by and between WESTIN HOTEL COMPANY, a Delaware corporation, as assignor ("Assignor"), and ST. FRANCIS HOTEL CORPORATION, a Delaware corporation, as assignee ("Assignee").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Assignor heretofore entered into, or is the current holder of certain interests by assignment, by operation of law, or otherwise under, each of the agreements, documents and instruments set forth on EXHIBIT A attached hereto and, by this reference, made a part hereof (all of such agreements, documents and instruments, as the same may have been amended, restated, exchanged, substituted, extended or otherwise modified from time to time (together with any miscellaneous papers, documents, letter agreements or other instruments anywise relating or incidental thereto or to the management or operation of the hotel referred to herein) hereinafter sometimes are referred to collectively as, the "Assigned Agreements"), in connection with that certain hotel and related facilities commonly known as the Westin St. Francis Hotel;

     WHEREAS, Assignor desires to sell, assign, transfer and convey unto Assignee all of Assignor's right, title, and interest in, to, and under the Assigned Agreements; and

     WHEREAS, subject to, and in accordance with, the terms, provisions and conditions of this Assignment, Assignee has agreed to accept such assignment and transfer, and assume all of Assignor's right, title and interest, in, to, and under the Assigned Agreements;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. RECITALS. The foregoing recitals shall constitute an integral part of this Assignment, and this Assignment shall be construed in consideration thereof.

     2. ASSIGNMENT. As of the Effective Date, subject to the terms, provisions and conditions of this Assignment, Assignor hereby ASSIGNS, CONVEYS, TRANSFERS, AND

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                                                                 A48-St. Francis

DELIVERS unto Assignee, all of Assignor's right, title and interest in, to and under each and all of the Assigned Agreements.

     3. ASSUMPTION. As of the Effective Date, subject to the terms, provisions and conditions of this Assignment, (a) Assignee hereby accepts the assignment of Assignor's right, title and interest in, to and under each and all of the Assigned Agreements, and (b) Assignee hereby assumes all obligations and liabilities of Assignor imposed under the terms of each and all of the Assigned Agreements.

     4. SUCCESSORS. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     5. GOVERNING LAW. This Assignment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

     6. ENTIRE AGREEMENT. This Assignment embodies the complete agreement of the parties hereto with respect to the subject matter hereof, and cannot be altered, amended, or modified except by their written agreement.

     7. COUNTERPARTS. This Assignment may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which, when taken and construed together, shall constitute one and the same instrument.

     8. HEADINGS. Section headings contained herein are for the convenience of reference only, and shall not govern the interpretation of any of the provisions contained herein.

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                                                                 A48-St. Francis

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the day and year first above written.

                                        ASSIGNOR:

                                        WESTIN HOTEL COMPANY,
                                        a Delaware corporation


                                        By:   /s/ Catherine L. Walker
                                              ----------------------------
                                        Name: Catherine L. Walker
                                              ----------------------------
                                        Its:  Sr. Vice President
                                              ----------------------------


                                        ASSIGNEE:

                                        ST. FRANCIS HOTEL CORPORATION,
                                        a Delaware corporation


                                        By:   /s/ Catherine L. Walker
                                              ----------------------------
                                        Name: Catherine L. Walker
                                              ----------------------------
                                        Its:  Vice President
                                              ----------------------------

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                                                                 A48-St. Francis

                                   EXHIBIT A

                              ASSIGNED AGREEMENTS
                              -------------------

1. Amended and Restated Management Agreement, dated as of August 21, 1986, by and among Assignor, Assignee, The Westin Hotel Limited Partnership and Westin Hotels Limited Partnership.